The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Investor Class Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica High Yield Bond

Transamerica Premier Bond Fund

Transamerica Premier Cash Fund

Supplement Dated July 1, 2004 to Investor Class Prospectus and Statement of Information

dated May 1, 2004

THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.

TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-892-7587.

The following table replaces the table on page 11 of your prospectus, under the heading “Annual Fund Operating Expenses (as a percent of average net assets)”:

Transamerica Premier Funds	Short-Term Redemption Fee†	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Operating Expenses	Expense Reduction	New Operating Expenses

Premier Focus	2.00%	0.85%	0.25%	0.44%	1.54%	0.14%	1.40%

Premier Equity	2.00%	0.85%	0.25%	0.33%	1.43%	--	1.43%

Premier Index	None	0.045%[1]	0.10%	0.485%	0.63%[2]	0.38%	0.25%

Premier Growth Opportunities	2.00%	0.85%	0.25%	0.37%	1.47%	0.07%	1.40%

Premier Core Equity	2.00%	0.74%	0.25%	0.81%	1.80%	0.60%	1.20%

Premier Balanced	None	0.75%	0.25%	0.29%	1.29%	--	1.29%

Premier Bond	None	0.60%	0.25%	0.54%	1.39%	0.09%	1.30%

Premier High Yield Bond	None	0.55%	0.25%	0.84%	1.64%	0.74%	0.90%

Premier Cash Reserve	None	0.35%	0.10%	0.43%	0.88%	0.63%	0.25%

1. This fee represents the total fees paid by the Master Fund of the Master Trust.
2. This fee represents the total expenses of both the Fund and the Master Fund

†   The redemption fee will be charged for shares of the respective funds purchased on or after October 1, 2003 that are sold or exchanged within 90 days of the purchase. Exemptions to the redemption fee include: 1) shares purchased on or before September 30, 2003; 2) shares purchased through reinvested distributions (dividends and/or capital gains); 3) shares purchased within 401(k) and other employer-sponsored retirement plans The Funds reserve the right to waive the redemption fee in special situations where we believe such a waiver is warranted. For the purpose of determining whether the redemption fee applies, the shares held the longest will be redeemed first. The fee will be deducted from the redemption proceeds that result from the order to exchange or sell. The Funds will retain the redemption fees to help offset costs associated with fluctuations in the Funds’ asset levels.

* The Funds’ total operating expenses reflect the costs associated with investing substantially of its assets in the Master Fund and are estimates based on the current fees.